                                                                   Exhibit 10.12

                          [FU & TONG PLLC Letterhead Omitted]

                                               June 30, 2004

VIA FACSIMILE (212) 407-4990
----------------------------

Mr. Simon Mu (a/k/a Mr. Xinming Mu)
Chief Executive Officer
China Mineral Acquisition Corporation,
A Delaware Corporation
c/o Mitchell S. Nussbaum, Esq.
Loeb & Loeb LLP
345 Park Avenue
New York, New York 10154-0037

        RE:  OFFICE AND SECRETARIAL SERVICE AGREEMENT
             ----------------------------------------

Dear Mr. Mu:

        This letter contains the office and secretarial agreement between FU &
TONG PLLC (hereinafter "FT") and CHINA MINERAL ACQUISITION CORPORATION, a
Delaware Corporation (hereinafter "CMAC") for FT to provide certain office and secretarial services (the "Services") to CMAC commencing with its filing of the registration statement for the initial public offering ("IPO") of the securities of CMAC until a business combination (as described in

FU & TONG PRC AND INTERNATIONAL LAWYERS

  Mr. Simon Mu
  June 30, 2004

CMAC's IPO Prospectus). We have agreed that the scope of the Services, our charges for the fees and expenses for the Services, and the method of payment are as follows:

         Before the commencement of the Services, a security deposit of $500.00 and our monthly services fees of $500.00 for the first month of the Services
(i.e., the month of July 2004) is to be paid to FT upon execution of this letter agreement.

         The security deposit will be credited against expenses as they are incurred, any unused amount, if any, will be returned to you after the termination of this agreement.

         SCOPE OF THE SERVICES. The scope of the Services is to provide you with a business address at our New York offices located at 245 Park Avenue, 39th
Floor, New York, New York 10167, and forward your mails and faxes to your legal counsel Mitchell S. Nussbaum, Esq. at Loeb & Loeb LLP. All communications shall be addressed as "China Mineral Acquisition Corporation, c/o Charles Fu, Fu &
Tong LLC, 245 Park Avenue, 39th Floor, New York, New York 10167, U.S.A." You
agreed to pay our services fees in the amount of $500.00 a month, beginning July
1, 2004, payable on the first day of each month.

         Billings will include our monthly fees, plus any and all actual costs and expenses incurred on your behalf. Incoming faxes are billed at $1.00 per page.

         You understand and expressly agreed that our servcies are limited to the scope described above only and do not include any legal or registered agent services.

         Expenses and third party charges will be billed separately. You agree to pay all bills for services and expenses upon receipt and to advance the payment of third party expenses upon our request. You understand that the
Services will not begin to be provided until this agreement is signed and the initial amount of US$1,000.00 is paid.

         EXPENSES. Any and all costs extended on your behalf which we deem necessary and proper shall be borne by you and reimbursed to us, including without limitation delivery fees, postage, and telecopy charges.

         TERMINATION. This agreement may be terminated by either party by giving one (1) month's written notice, which will be effective at the end of the next complete month.

         In connection with the Services, you agree to indemnify and hold each of our respective partners, associates, employees, agents, counsel, of counsel, harmless, from and against any and all losses, liabilities, claims, damages, costs and expenses whatsoever (including, but not limited to, reasonable attorneys' fees and any and all expenses incurred in investigating, preparing for or defending against any litigation commenced or threatened, and any and all

FU & TONG PRC AND INTERNATIONAL LAWYERS

  Mr. Simon Mu
  June 30, 2004

amounts paid in settlement of any claim or litigation), as and when incurred, arising out of, based upon, or in connection with claims of third parties arising out of the Services we provide to you under this agreement. The foregoing indemnity shall not limit or otherwise affect any rights which any of the indemnified parties may otherwise have.

         APPLICABLE LAW, JURISDICTION AND VENUE. The validity and interpretation of this agreement and of any party thereof, shall be governed by the substantive laws of the State of Texas. You agree and consent that the jurisdiction and venue for resolving any dispute under or in connection with this agreement shall be the State of Texas and the County of Dallas in the United States of America.
You hereby submit to jurisdiction in said State and County in the United States of America, and you further agree that service of process may be made upon you by any means authorized by the laws and/or rules of said state or of the courts therein located, including without limitation, service by mail.

         SIGNATURE AUTHORIZATION. The below signatures have been authorized to sign any and all documents related to this agreement. Facsimile signature to this agreement and to any and all documents related to this agreement shall be deemed as originals.

         If this letter accurately reflects our agreement, please sign as indicated below.

                                        Sincerely yours,

                                        FU & TONG PLLC

                                        By:  /s/ Yongjun "Charles" Fu
                                             ------------------------
                                             Yongjun "Charles" Fu
                                             Managing Member

         READ CAREFULLY: THIS IS YOUR CONTRACT, WE ARE NOT REPRESENTING YOU IN
NEGOTIATIONS AND ENTERING INTO THIS CONTRACT AND YOU ARE REPRESENTED BY LOEB &
LOEB LLP AS YOUR LEGAL COUNSEL IN NEGOTIATIONS AND ENTERING INTO THIS CONTRACT.
IF YOU DO NOT UNDERSTAND IT, OR IF IT DOES NOT CONTAIN ALL OF THE AGREEMENTS,
PLEASE DO NOT SIGN THIS CONTRACT.

         We have read and understood the foregoing terms as set forth above and agree to them, as of the date Fu & Tong PLLC first provided the Services as defined above.

FU & TONG PRC AND INTERNATIONAL LAWYERS

  Mr. Simon Mu
  June 30, 2004

CMAC:

CHINA MINERAL ACQUISITION CORPORATION,
A Delaware Corporation

By:
   -------------------------------------------------------------
   Mr. Simon Mu (a/k/a/ Mr. Xinming Mu), Chief Executive Officer